Exhibit 99.3

COCONUT WATER LINE OF LIVE ZOLA, LLC

AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2020

COCONUT WATER LINE OF LIVE ZOLA, LLC

AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2020

CONTENTS

Independent Auditors’ Report	1

Financial Statements:

Balance Sheet	2

Statements of Operations and Parent Equity	3

Statement of Cash Flows	4

Notes to Financial Statements	5-9

Independent Auditor's Report

To the Board of Directors

TPCO Holding Corp.

We have audited the accompanying financial statements of the Coconut Water Line of Live Zola, LLC, which comprise the balance sheet as of December 31, 2020, and the related statements of operations, parent equity and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Coconut Water Line of Live Zola, LLC as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

Los Angeles, California

July 9, 2021

COCONUT WATER LINE OF LIVE ZOLA, LLC

BALANCE SHEET

DECEMBER 31, 2020

ASSETS
Current assets:
Accounts receivable, net	$351,272
Inventories	37,141
Prepaid expenses	59,402
Total current assets	447,815

Property and equipment, net	29,231
$477,046
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$262,124
Other payables	22,050
Accrued expenses	5,574
Total current liabilities	289,748

Net parent investment	187,298
$477,046

See accompanying notes and independent auditors' report

COCONUT WATER LINE OF LIVE ZOLA, LLC

STATEMENT OF OPERATIONS AND PARENT EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2020

Sales, net of discounts	$2,374,723

Cost of revenues	1,580,159
Gross profit	794,564

Selling, general and administrative expenses	926,185
Loss from operations	(131,621)

Loss on foreign currency conversion	(18,345)

Net loss	(149,966)
Net parent investment, beginning of year	268,763

Increase in parent investment	68,501
Net parent investment, end of year	$187,298

See accompanying notes and independent auditors' report

COCONUT WATER LINE OF LIVE ZOLA, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2020

Cash flows from operating activities:
Net loss	$(149,966)
Adjustments to reconcile net loss to
net cash used for operating activities:
Allowance for doubtful acounts receivable	(63,478)
Depreciation	1,784
Changes in operating assets and liabilities:
Accounts receivable	(112,797)
Inventories	150,544
Prepaid expenses	6,320
Accounts payable	133,475
Other payables	14,698
Accrued expenses	(18,066)
Net cash used operating activities	(37,486)
Cash flows from investing activities:
Purchase of equipment	(31,015)

Cash flows from financing activities:
Proceeds from parent	68,501
Net change in cash	—
Cash, beginning of period	—
Cash, end of period	$—

See accompanying notes and independent auditors' report

COCONUT WATER LINE OF LIVE ZOLA, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE A – DESCRIPTION OF THE BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Description of the Business: Live Zola, LLC was incorporated in the State of Delaware on March 13, 2019 (“the Company”). The Company manufactures, packages, and sells beverages with natural ingredients to distributors and retailers principally throughout the United States through differing segments of operations. The segment lines include coconut water, acai puree, soul grind, and Caliva products. The Company is a wholly owned subsidiary of a larger collective of businesses.

Basis of Presentation: The coconut water operating line (“the Line”) has historically operated as a product line of the Company and not as a standalone company. Financial statements representing the historical operations of the Line’s manufacturing and distribution business have been derived from the Company’s historical accounting records and are presented on a carve- out basis. All revenues and costs as well as assets and liabilities directly associated with the Line’s activity of the Company are included in the financial statements. The financial statements also include allocations of certain selling, general and administrative and cost of sales from the Company based on a percentage of net revenues. However, amounts recognized by the Line are not necessarily representative of the amounts that would have been reflected in the financial statements had the Line operated independently of the Company.

As part of the Company, the Line is dependent upon the Company for all of its working capital and financing requirements as the Company uses a centralized approach to cash management and financing of its operations. Financial transactions relating to the Line are accounted for through the net parent investment. Accordingly, none of the Company’s assets and liabilities at the corporate level have been assigned to the Line in the financial statements. Net parent investment represents the Company’s interest in the recorded net assets of the Line. All significant transactions between the Line and the Company are reflected in the net parent investment on the accompanying balance sheet.

The historical costs and expenses reflected in the financial statements include an allocation for certain corporate and shared service functions historically provided by the Company, including, but not limited to, executive oversight, accounting, treasury, tax, legal, human resources, occupancy, procurement, information technology, and other shared services. These expenses have been allocated to the Line on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis of sales, headcount, tangible assets or other measures considered to be a reasonable reflection of the historical utilization levels of these services.

The Company analyzes transactional information in identify which payables related to the carve- out line. The Company examines vendor invoices to identify payables that related to the carve- out entity, based on the product description included in the carve-out line.

COCONUT WATER LINE OF LIVE ZOLA, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE A – DESCRIPTION OF THE BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates: The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable and Allowance for Doubtful Accounts: Accounts receivable are stated at amount management expects to collect from outstanding balances. The allowance for doubtful accounts is based on historical experience and management’s evaluation of outstanding receivables at the end of the year. For the year ended December 31, 2020, the Line has made reservations of $63,478 on accounts receivable.

The Company analyzes transactional information to identify which receivable balances related to the carve-out line. The Company examines the customer’s name, number, contract number, and/or product number in its customer invoices to identify the receivable that directly relate to the carve-out line (based on the customer and related products attributable to the carve-out line). Further analysis may be necessary if customers buy several types of products and only some of them are directly attributable to the carve-out line. The net accounts receivables balance for the beginning of the year ended December 31, 2020 was $174,997.

Inventories: Inventories consist of coconut water stated at the lower of cost (weighted average) or net realizable value. As of December 31, 2020, all inventory is made up of finished good ready for sale with a value of $37,141.

Property and Equipment: Property and equipment are stated at cost. Depreciation is computed using straight line and accelerated methods over useful lives of five years. Major repairs or replacements are capitalized. Maintenance repairs and minor replacements are charged to operations as incurred. Depreciation expense for the year ended December 31, 2020 was $1,784.

The Company and the Line share certain property and equipment used by the Company as a whole. The Company has legal title of the property and equipment. The property and equipment included on the financial statements are exclusively used in the Line’s operations.

Impairment of Long-lived Assets: The Line accounts for impairment of assets in accordance with ASC 360-10-35, Subsequent Measurement: Impairment or Disposal of Long-Lived Assets. Under ASC 360-10-35, the Line reviews long-lived assets for impairment when circumstances indicate the carrying amount of an asset may not be recoverable based on the undiscounted future cash flows of the asset. If the carrying amount of the asset is determined not to be recoverable, a write- down to fair value is recorded. During the years ended December 31, 2020, there was no impairment expense recorded.

COCONUT WATER LINE OF LIVE ZOLA, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE A – DESCRIPTION OF THE BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition from Contracts with Customers: The Line earns revenue from the sale of coconut water to retail and wholesale customers, the provision of merchandising and distribution services. The Line recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Line expects to be entitled in exchange for those goods.

In order to recognize revenue, the Company applies the following five (5) steps:

1.Identify the contract with the customer.

2.Identify the performance obligation in the contract.

3.Determine the transaction price.

4.Allocate the transaction price to the performance obligations in the contract.

5.Recognize revenue when or as the performance obligations are satisfied.

Revenue from the sale of coconut water to retail and wholesale customers is recognized at a point in time when control over the goods has transferred to the customer. This corresponds with when the Line satisfies its performance obligation. Revenue is recorded net of any point of sale discounts provided to the customer. The Line’s revenues are principally derived from arrangements with fixed consideration. Variable consideration, if any, is not material.

The majority of the Line’s revenue is cash at point of sale. Payment is due upon transferring the goods or providing services to the customer or within a specified time period permitted under the Line’s credit policy. In those cases where the Line provides goods or services on credit, the Line considers whether or not collection is probable in determining if a contract exists under ASC 606. Costs associated with goods is expensed in the year performance obligations are satisfied.

Shipping: Shipping costs related to sales are included in selling, general and administrative expenses and were $200,074 for the year ended December 31, 2020.

Advertising: The Company expenses advertising and promotion costs to operations as they are incurred. Advertising costs are included in selling, general and administrative expenses and were

$52,725 for the year ended December 31, 2020.

Sales Tax: The Line excludes from revenue all state and local sales taxes collected from customers. Sales tax collected on taxable sales are recorded as current liabilities until remitted to the respective taxing authorities. Sales tax payable is included in other payables on the balance sheet. For the year ended December 31, 2020, sales tax payable was $4,250.

Foreign Currency Conversion: The Company contracts foreign production companies to convert raw goods into coconut water in Thailand. The supplier is paid in Thai Baht and payment is converted on the day of the sale, resulting in a gain or loss due to the conversion.

COCONUT WATER LINE OF LIVE ZOLA, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE A – DESCRIPTION OF THE BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes: The Company is a limited liability company treated as a partnership for federal income tax purposes and does not pay income taxes on its taxable income. Its taxable income and loss will be included in the taxable income of its Members. The Members separately account for their pro-rata share of the Company’s items of income, deductions, losses and credits. Therefore, no provision, besides the required state LLC income taxes, for the period ended December 31, 2020 was recorded in the accompanying financial statements for liabilities for federal, state or local income taxes since such liabilities are the responsibility of the individual members.

ASC Topic 740, Income Taxes, requires the recognition of the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The Company does not have any such tax positions as of December 31, 2020.

The Company files income tax returns in the U.S. federal jurisdiction and state of California. The Company's federal income tax returns for tax years 2019 and forward remain subject to examination by the Internal Revenue Service. The Company’s California income tax return for the years 2019 and forward remain subject to examinations by the California Franchise Tax Board.

Concentration of Credit Risk: The Company had revenues of approximately $848,000 with two customers representing 33% of total revenues. As of December 31, 2020, the Company had outstanding receivables with these customers of $81,184.

The Company had expenses of approximately $1,157,000 with two vendors representing 46% of total expenses. As of December 31, 2020, the Company had outstanding payables with these customers of $62,571.

Recent Accounting Pronouncements Implemented: On May 28, 2014, the Financial Accounting Standards Board (“FASB”) issued ASU 2014-09, Revenue from Contracts with Customers. The standard’s core principle is that an entity will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This standard also includes expanded disclosure requirements that result in an entity providing users of financial statements with comprehensive information about the nature, amount, timing, and uncertainty of revenue and cash flows arising from the entity’s contracts with customers. On January 1, 2020, the Company adopted ASU 2014-19, using modified retrospective basis approach, there was no impact to the financial statements as a result of this adoption.

COCONUT WATER LINE OF LIVE ZOLA, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE A – DESCRIPTION OF THE BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements not yet Implemented: In February 2016, the FASB issued ASU 2016-02, Leases, to improve financial reporting and disclosures about leasing transactions. This ASU will require companies that lease assets (referred to as “lessees”) to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases, where lease terms exceed 12 months. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee will depend primarily on its classification as a finance or operating lease; both types of leases will be recognized on the balance sheet. The ASU will also require disclosures to help financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. Early application is permitted for all organizations. Several additional ASUs have been issued which clarify and amend certain aspects of ASU 2016-02. All ASUs that amend ASU 2016-02 are effective upon adoption of ASU 2016-02.

Subsequent Events: ASC 855-10, Subsequent Events, requires additional disclosure for events or transactions that occur after the balance sheet date.

As a result of the continued spread of the COVID- 19 coronavirus, the Company may have economic uncertainties arise which are likely to negatively impact 2021 revenues. Other financial impact is unknown at this time (see Note C).

In May 2021, the Company entered into an asset purchase agreement (see Note D), in which all operations of the Line were transferred to a new owner.

The Company had no other subsequent events and has evaluated the impact of subsequent events through the date the financial statements were available to be issued.

NOTE B – PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2020 consist of the following:
Other equipment	$31,015
31,015

Accumulated depreciation	(1,784)
$29,231

NOTE C – COVID-19 PANDEMIC

In response to global COVID-19 pandemic, federal, state, and local governments have implemented significant restrictions on travel, social conduct, and business operations, including mass quarantine and social distancing mandates and orders. The pandemic and these containment measures could have and could continue to have negative impact on the Company. With the unknown duration and intensity of the ongoing pandemic, it is not possible to accurately estimate the impact to business in future quarters.

NOTE D – ASSET PURCHASE AGREEMENT

On May 17, 2021, the Company entered into an Asset Purchase Agreement (“Transaction”), to sell the coconut water business line of products, including certain assets and liability of the Line in combination with Rever Holdings LLC, to a third party (“Buyer”) in May 2021. Consideration for the Transaction amounted to $4,000,000 in cash and 827,400 shares of the Buyer’s common stock.